CORPORATE PRESENTATION June 29, 2022 Exhibit 99.2

Forward Looking Statements Ventyx cautions you that statements contained in this presentation regarding matters that are not historical facts are forward-looking statements. These statements are based on the Company’s current beliefs and expectations. Such forward-looking statements include, but are not limited to, statements regarding: clinical development plans and related timing for Ventyx’s product candidates; anticipated timing of data announcements; anticipated efficacy, safety, dosing and clinical differentiation of Ventyx’s product candidates; potential indications for Ventyx's product candidates; market opportunities; the anticipated timing of IND submission for VTX3232; projected catalysts relating to Ventyx’s product candidate pipeline; and anticipated cash runway. The inclusion of forward-looking statements should not be regarded as a representation by Ventyx that any of its plans will be achieved. Actual results may differ from those set forth in this presentation due to the risks and uncertainties inherent in Ventyx’s business, including, without limitation: potential delays in the commencement, enrollment and completion of clinical trials; disruption to our operations from the ongoing global outbreak of the COVID-19 pandemic, including clinical trial delays; the Company’s dependence on third parties in connection with product manufacturing, research and preclinical and clinical testing; the results of preclinical studies and early clinical trials are not necessarily predictive of future results; supply chain constraints; the success of Ventyx’s clinical trials and preclinical studies for its product candidates; interim results do not necessarily predict final results and one or more of the outcomes may materially change as the trial continues and more patient data become available and following more comprehensive audit and verification procedures; regulatory developments in the United States and foreign countries; unexpected adverse side effects or inadequate efficacy of our product candidates that may limit their development, regulatory approval and/or commercialization, or may result in recalls or product liability claims; Ventyx’s ability to obtain and maintain intellectual property protection for its product candidates; Ventyx may use its capital resources sooner than it expects; and other risks described in the Company’s prior communications and the Company’s filings with the Securities and Exchange Commission (SEC), including under the heading “Risk Factors” in the Company’s Quarterly Report on Form 10-Q files on May 12, 2022, and any subsequent filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and Ventyx undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. This presentation includes statistical and other industry and market data that we obtained from industry publications and research, surveys and studies conducted by third parties as well as our own estimates of potential market opportunities. Industry publications and third-party research, surveys and studies generally indicate that their information has been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information. Our estimates of the potential market opportunities for our products include several key assumptions based on our industry knowledge, industry publications, third-party research and other surveys, which may be based on a small sample size and may fail to accurately reflect market opportunities. While we believe that our internal assumptions are reliable, such assumptions have not been verified by any third party. The industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of important factors that could cause results to differ materially from those expressed in the estimates made by third parties and by us. Trademarks in this presentation are the property of their respective owners and used for informational and education purposes only.

VTX958 | TYK2 Inhibitor | Phase 1 VTX002 | S1P1R Modulator | Phase 2 VTX2735 | Peripheral NLRP3 Inhibitor | Phase 1 Complete VTX3232 | CNS-penetrant NLRP3 Inhibitor | Pre-clinical Summary | Milestones & highlights INTRODUCTION & PIPELINE

BOARD OF DIRECTORS Sheila Gujrathi, MD Executive Chair, Ventyx Raju Mohan, PhD Chief Executive Officer, Founder Martin Auster, MD Chief Financial Officer Chris Krueger, JD Chief Business Officer John Nuss, PhD Chief Scientific Officer William Sandborn, MD PRESIDENT, Chief Medical Officer MANAGEMENT William White Chief Financial Officer, Akero Therapeutics Jigar Choksey Principal, Third Point Richard Gaster, MD, PhD Managing Partner, venBio Raju Mohan, PhD Chief Executive Officer, Ventyx Aaron Royston, MD Managing Partner, venBio Somu Subramaniam Managing Partner, New Science Ventures Our Leadership Team

Our experienced team and our internal R&D engine continue to generate candidates with potential to address diseases with high unmet need Our internally-discovered small molecule drugs allow us to own 100% commercial rights to our entire portfolio with long patent lives for all product candidates With three, differentiated, clinical-stage candidates and a deep pipeline of preclinical programs that target immune-mediated and inflammatory disease indications Our Mission: To become a Leading Immunology Company Underpinned by Strong Drug Discovery and Development Capabilities

Broad Pipeline of Candidates With Multiple Near-Term Catalysts

Addressing Established Inflammatory and Immunology Markets with a Wholly Owned Product Portfolio

TARGET	PROGRAM	PRECLINICAL	PHASE 1	PHASE 2	PHASE 3	NEXT ANTICIPATED MILESTONES
TYK2	VTX958	Potential indications include psoriasis, psoriatic arthritis, Crohn's disease and others				Report topline Phase 1 data Q3 2022 Initiate Phase 2 POC trials H2 2022
S1P1R	VTX002	Ulcerative Colitis				Report topline Phase 2 data 2023
NLRP3 *Peripheral*	VTX2735	Potential indications include cardiovascular, hepatic, renal, and rheumatologic diseases				Initiate POC trial in CAPS Q4 2022
NLRP3 *CNS-penetrant*	VTX3232	Neuroinflammatory diseases				File IND Q4 2022 Initiate Phase 1 trial Q1 2023

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Pipeline Targeting Large Well-Established Markets

INDICATION*	PATIENTS IN THE U.S.	GLOBAL DRUG REVENUE* (2020)	TARGET POPULATION
Psoriasis *Dermatology*	~8M	~$20B	25-30% MODERATE-TO-SEVERE
Crohn's disease *IBD*	~700K	~$13B	30-40% MODERATE-TO-SEVERE
Ulcerative colitis *IBD*	~1M	~$7B	30-40% MODERATE-TO-SEVERE
Psoriatic arthritis *Rheumatology*	~1M	~$4B	40-60% MODERATE-TO-SEVERE
SLE *Rheumatology*	Up to 500K	~$1B	

Sources: Evaluate Pharma, Company Estimates, Wall Street Research
*Global drug revenue refers to the total market across all severity levels
Notes: SLE = systemic lupus erythematosus; *Group of indications based on current mid/late-stage trials for BMS's allosteric TYK2 inhibitor deucravacitinib; global commercial sales totaled $10.65B for biologics targeting IL-12/23 and IL-23 in 2020

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ORALLY BIOAVAILABLE selective allosteric inhibitor of TYK2

VTX958 Program Summary

Allosteric, Selective TYK2 Inhibitor

Potentially Differentiated TYK2 Inhibitor

- Selective, **allosteric** TYK2 inhibitor
- TYK2 functional selectivity can potentially differentiate clinical profile vs. less selective TYK2 inhibitors

Clinically Validated Target

- Well established clinical efficacy in psoriasis, IBD and psoriatic arthritis with biologics targeting IL-12/IL-23 and IL-23* pathways
- These pathways also the target of allosteric TYK2 inhibitors
- Phase 3 PoC in psoriasis has been demonstrated** by BMS' allosteric TYK2 inhibitor deucravacitinib

Deucravacitinib in Phase 2/3 for Crohn's disease, psoriatic arthritis, lupus

Large Addressable Markets

- Multiple autoimmune disorders in dermatology, IBD, renal and rheumatology total $45B WW sales*

*Includes approved drugs Stelara™ (JNJ), Tremfya® (JNJ), Skyrizi™(ABBV), Ilumya™ (Sun Pharma) and others in late-stage development (mirikizumab (LLY), brazikumab (AZN)
**Deucravacitinib efficacy reported on 16-week primary endpoint of PASI-75 (75% reduction of psoriasis affected area and severity) at AAD '21; p<0.0001 vs placebo and Otezla® in POETYK-1; p=0.0003 vs. Otezla in POETYK-2; See slide 14 for more detail on $45B worldwide market

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Allosteric Inhibitor VTX958 Binds Selectively to the TYK2 JH2 Domain



Structural Domains in the JAK/TYK2 Family
FERM/SH2 Receptor interaction
JH2 Allosteric Domain
Much less conserved amongst the JAK family with structurally distinct binding pockets
JH1 Kinase Domain
Highly conserved and inhibitors targeting the kinase domain have poor selectivity
ATP Binding to JH1 allows phosphorylation of substrates
Inactive
Active
IL-12, IL-23, IFNα
Inhibited
TYK2
VTX958
JH2
JH1

Targeting the JH2 (allosteric) domain of TYK2 affords TYK2 inhibitors with selectivity against other JAK isoforms

Features of VTX958 JH2 Allosteric Inhibition

Selectivity for TYK2 JH2 vs. JAK1 JH2 domain (>4,000 X)

No binding to JAK2/3 JH2 domains

No binding to TYK2 kinase JH1 **and**

No kinase enzyme inhibition of any JAK family member

Selective TYK2 Inhibitor

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VTX958 More Selective than Deucravacitinib for TYK2 JH2 Domain

Inhibits TYK2 Pathways (IL-12, IL-23, IFNα) while Avoiding the JAK1/2/3 Pathways

	DEUCRAVACITINIB	VTX958
TYK2-JH2 Binding K_d	0.009 nM	**0.058 nM**
JAK1-JH2 Binding K_d	0.43 nM	**240 nM**
Selectivity (fold)	48	**>4,000**


IFNα/β
IL-12/23
JAK1
TYK2
JAK2
TYK2
IL-2, IL-4
IL-13, IL-15
IFNγ
IL-10,IL-22
IL-6
JAK1
JAK3
JAK1
JAK2
JAK1
other JAK
TYK2 essential signaling pathways
JAK1 dependent signaling pathways

Source: Ventyx internal data

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VTX958 Selectively Targets IL-12, IL-23 and IFNα

VTX958 Potently Inhibits TYK2 Pathways

Selective and potent inhibition of IL-12/23 and Type I interferon axis allows targeting pathways driving immune-mediated diseases

PROINFLAMMATORY INNATE & TH1/TH17 CYTOKINES			
	Psoriasis Patient PBMC		
DRUG	IL-12 IC_{50} (nM)	IL-23 IC_{50} (nM)	IFNα IC_{50} (nM)
VTX958	**35**	**5**	**12**
deucravacitinib	10	10	5

VTX958 Has No Measurable Inhibition of JAK1-Mediated Pathways

Lack of inhibition of IL-6, IL-10 and other protective cytokines may avoid potential AEs associated with less selective inhibitors

PLEIOTROPIC CYTOKINES WITH PROTECTIVE FUNCTIONS					
DRUG	IL-22 IC_{50} (nM)	IL-10 IC_{50} (nM)	IFNγ IC_{50} (nM)	IL-4 IC_{50} (nM)	IL-6 IC_{50} (nM)
VTX958	**>10,000**	**>10,000**	**>10,000**	**>10,000**	**>10,000**
deucravacitinib	114	20	350	249	464

KEY TAKEAWAYS

- Potent activity against IL-23, a key cytokine implicated in psoriasis and other indications
- Broad therapeutic window with VTX958 may allow for higher exposures in Phase 2/Phase 3 studies

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Source: Ventyx internal data; conducted in peripheral blood mononuclear cells (PBMC)

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VTX958 Phase 1 SAD Results Support Clinical Advancement NOTE: SAD = single ascending dose; AE= adverse event; dose-related exposures are observed at all doses Well-tolerated across all cohorts; all AEs observed were mild and not dose- or time-of-dose dependent No dose-saturation observed; PK and absorption profiles suggest continued absorption throughout GI tract Dose-dependent VTX958-mediated effect on TYK2 signaling observed in both in vivo gene expression studies and ex vivo stimulation assays Safety Pharmacokinetics Pharmacodynamics

Targeting a Best-in-Class Exposure Profile With VTX958 Note: Exposure curves are adapted from corporate presentations and publications, as noted Allosteric TYK2 Inhibitors – Target Coverage Plasma Concentration (nM) Time (hours) Derived Concentrations (ng/mL) Time (hours) Deucravacitinib (BMS) 6mg QD NDI-034858 (Nimbus) Source: Adapted from Nimbus 2022 JPM conference presentation. Source: Adapted from Chimalakonda et al., 2021. Maximize TYK2 pathway suppression (IC50 and IC90) Wide safety margin enabling higher doses and exposures: Potential for improved efficacy in PsO + PsA with greater TYK2 inhibition Higher exposures may be necessary to achieve efficacy in Crohn’s disease VTX958 Target Profile

VTX958 Profile Expected to Drive Clinical Differentiation Note: Solid area represents pbo-adjusted response rate; dashed area indicates total observed response rate; primary endpoint cut-off ranges from Week 10 to Week 16 Sources: Company reports and FDA labels for approved anti-IL-17 and anti-IL-23 biologics Psoriasis Competitive Landscape PASI-75 (% responders) at Primary Endpoint Cut-off Current oral options in PsO are substantially less efficacious than biologics Greater TYK2 suppression may produce improved efficacy compared to other oral agents, with potential to approach leading biologics Significant opportunity for a best-in-disease oral agent in psoriasis, a >$20B global market KEY TAKEAWAYS Targeting Best-in-Disease Oral Profile with VTX958

Unlocking the Opportunity in Crohn's Disease

Several-fold Higher Doses Required in Crohn's*

Agent	PsO Dose	Crohn's Dose
Skyrizi (IL-23)	**150mg Q12W** Subcutaneous	**600mg IV Q4W (induction)** 360mg SC (maintenance)
Tremfya (IL-23)	**100mg Q8W** Subcutaneous	**200mg / 600mg / 1200mg**** IV Q4W induction
Stelara (IL-12/23)	**40mg / 90mg Q12W** Subcutaneous	**260mg / 390mg / 520mg** IV induction dose
Humira (TNFα)	**80mg (SC induction)** 40mg Q2W maintenance	**160mg (SC induction)** 40mg Q2W maintenance

Greater Exposures Needed for TYK2 Inhibitor Efficacy in Crohn's

- Biologics data suggest **substantially higher exposures** are required for efficacy in Crohn's vs. PsO
- Maximizing TYK2 target coverage expected to differentiate VTX958 from other TYK2 inhibitors
- Selectivity, safety and tolerability considerations may limit the Crohn's opportunity for other TYK2 inhibitors
- Optimized profile of VTX958 may unlock a major market opportunity in Crohn's, a **>$13B global market**

*Source: FDA labels for approved drugs/indications; Skyrizi represents dose submitted for FDA approval. Note: maintenance dose unless otherwise specified.
**Represents Phase 2 doses; specific Phase 3 doses not disclosed.

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VTX958 Clinical Development Plan

Phase 1 SAD
- All 7 cohorts completed
- Safety and exposure data allow exploration of high exposure multiples in MAD trial

DOSING COMPLETE

Phase 1 MAD
- Explore safety and exposure data on repeat dosing
- Elucidate PD profile with multiple dose exposure across therapeutic range
- Select Phase 2 doses

Report topline data Q3 2022

Phase 2 PoC
Initial Phase 2 trial in moderate-to-severe **psoriasis** patients

TYK2 inhibition is a de-risked mechanism for treatment of psoriasis

H2 2022

Phase 2 PoC
Phase 2 trials planned in **additional indications (psoriatic arthritis, Crohn's disease and others)**

VTX958's selectivity may allow for differentiation in multiple indications

H2 2022

CMC & Toxicology
- Chronic toxicology studies in process to support Phase 2/3 trials
- Solid oral dose form developed for Phase 2/3 trials

Planning
Additional Phase 2 trials

NOTE: SAD = single ascending dose; MAD = multiple ascending dose; PoC = proof-of-concept

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PERIPHERALLY RESTRICTED S1P1R MODULATOR with potential for treatment of ulcerative colitis

Phase 2 S1P1R Modulator for Ulcerative Colitis VTX002 Program Summary Ulcerative colitis is lead indication totaling up to $7B in worldwide revenue Selective S1P1R modulator Differentiated on key parameters Demonstrated pharmacodynamic activity in Phase 1 trial Pursuing clinical development plan in both treatment-naïve and biologic-experienced patients Potentially Differentiated S1P1R Modulator S1P1R modulators approved for MS and UC with clinical trials ongoing in other indications BMS’ ozanimod approved for UC in May 2021 Large Addressable Markets Clinically Validated Target

VTX002 Differentiates on Multiple Key Parameters vs. Competitors

Potential for Differentiated Clinical Profile in UC Patients

Sustained lymphocyte reduction up to 65% across multiple doses in MAD trial

Safety Profile

No SAEs, elevated LFTs, abnormal PFTs or macular edema

No Drug-Drug Interactions

No CYP inhibition; no food effect; favorable profile for patients with co-morbidities

Fast Onset of Action Faster Lymphocyte Recovery

No long-acting circulating metabolites Optimal half life (t~20h)

Ability to Dose Titrate

Potential to avoid first-dose cardiac monitoring in label

Peripherally Restricted

Very low CNS penetration; not a repurposed MS drug; potential to avoid macular edema

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Notes: SAE=significant adverse event; MAD=multiple ascending dose

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VTX002 Differentiates on Multiple Key Parameters vs. Competitors Differentiating Parameter Ozanimod Etrasimod VTX002 Receptor Selectivity S1P 1,5 S1P 1,4,5 S1P 1,5 Lymphocyte Suppression in Healthy Volunteers 1 mg, ~60% 2 mg, 69% 40 mg, ~65% Lymphocyte Suppression in UC Patients 1 mg, 49% 2 mg, 40% TBD CYP450 Interactions Yes No No Liver Enzyme Elevations Yes No No Active Metabolites Yes No No Half-life 19 h, Met 10-13 d 33 h ~20 h Fast Lymphocyte Recovery Time No Yes Yes First Dose Heart Rate Reduction Yes Yes Yes Dose Titration Yes No Yes First Dose Monitoring No TBD TBD Source: NEJM (2016), Gastroenterology (2020) *Ph2 UC ALC reduction from baseline: 1mg ozanimod (49%), 2mg etrasimod (40%)

Pharmacodynamics Pharmacokinetics Phase 1 MAD Results: Dose-Dependent Exposure and Lymphocyte Reduction Source: NEJM (2016), Gastroenterology (2020) *Ph2 UC ALC reduction from baseline: 1mg ozanimod (49%), 2mg etrasimod (40%) T1/2 of ~20 hours Dose-proportionate exposure after single and multiple doses of VTX002 with steady-state reached after 4 to 7 days of target-dose exposure Demonstrated consistent, sustained reduction of lymphocytes up to 65% across multiple dose groups Absolute Lymphocyte Count (ALC) Reductions of 40-50% Correlated with Clinical Efficacy Observed in UC* ****p< 0.0001 **** **** **** **** 45 mg 35 mg 20 mg 10 mg 2 mg Placebo

Phase 2 Induction Trial in Moderate-to-Severe Ulcerative Colitis

KEY TAKEAWAYS

- Powered for primary endpoint of clinical remission
- Trial may serve as the first of two pivotal trials required for registration



BASELINE
WEEK 13*
WEEK 52
Screening Period
13-Week Treatment Period
39-Week LTE Treatment Period
* includes 7-day titration
R
Trial Design
N=180; 1:1:1
VTX002, 60 mg
VTX002, 30 mg
Placebo
VTX002, 60 mg
VTX002, 30 mg
Placebo
WEEK 13
Patients with LOR
NR
OLE* – VTX002, 60 mg

Note: Phase 2 tablet doses of 30mg and 60mg provide comparable VTX002 exposure as Phase 1 suspension doses of 20mg and 40mg, respectively

*Induction and OLE non-responder dosing includes 7-day titration period followed by 12 weeks of placebo or VTX002 dose

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Underpenetrated Market for Biologic Refractory Patients

Addressable UC Patient Population in US


~1M
UC PATIENTS
300K+
MODERATE-TO-SEVERE UC PATIENTS
~100K
BIOLOGIC-TREATED PATIENTS
>50K
VTX002
TARGET POPULATION

- Existing agents leave room for new treatments
- Novel oral agents may expand penetrance of treated moderate-to-severe UC population beyond current ~25-30%
- S1P well positioned to emerge as leading oral therapeutic class based on its attractive class efficacy/safety profile

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SELECTIVE NLRP3 INFLAMMASOME INHIBITORS for systemic and CNS indications

Rationale for Targeting the NLRP3 Inflammasome NLRP3 = NOD-like receptor family, pyrin domain-containing protein 3; IL-1β = interleukin-1β NLRP3 Inflammasome Inhibitors Target IL-1β, a Key Driver of Inflammatory Disease The NLRP3 inflammasome can become overactive in the presence of persistent tissue damage or crystal deposits Inflammasome activation results in release of IL-1β & IL-18 recruiting neutrophils and driving Th17 response This leads to pyroptosis and further tissue damage IL-1β signaling, downstream of inflammasome activation, is a clinically-validated, anti-inflammatory target with biologics Ilaris® ($873M sales in 2020) approved for CAPS and other orphan periodic fever syndromes In vivo Evidence Gain-of-function mutations in the NLRP3 gene, associated with certain severe orphan inflammatory diseases, are classified as cyropyrin-associated periodic syndromes (CAPS) Genetic Evidence Clinical Validation of Downstream Target

NLRP3 Inhibitor Program Summary Peripheral NLRP3 Inhibitor: VTX2735 CNS NLRP3 Inhibitor: VTX3232 Selective NLRP3 inhibitor Well tolerated in GLP safety and tox assessment Phase 1 completed with attractive safety/tolerability profile and evidence of pharmacodynamic activity Phase 2 trial in CAPS planned Q4 2022; additional indications are being evaluated Selective compounds generated with high CNS bioavailability Novel and proprietary lead series Plan to file IND in Q4 2022 Potential to be first, truly CNS-directed NLRP3 inhibitor to enter clinic

VTX2735 is a Selective & Orally Bioavailable NLRP3 Inhibitor MCC950 is an NLRP3 inhibitor and a control compound used in in vitro and in vivo studies IL-1β IC50 (nM) On Target human monocytes 2 human whole blood 75 Off Target AIM2 >10000 NLRC4 >10000 NF-kb >10000 Non-Human Primate PK Mouse Pharmacodynamic Assay In Vitro Potency & Selectivity IV Clearance: 1.6 mL/min/kg; Oral Bioavailability: 80% Well-tolerated preclinically in IND-enabling GLP studies Oral bioavailability (80%) in NHP and dose-proportional exposure that predicts potential for wide safety margins based on PK/PD modeling KEY TAKEAWAYS

Summary of VTX2735 Phase 1 Results Excellent Safety and Pharmacodynamic Activity Concentration-Dependent Suppression of IL-1β Ex Vivo Safety All AEs considered mild No LFT abnormalities No dose-related increase in frequency of AEs observed PK Dose-proportionate increases in exposure (Cmax and AUC) Target Coverage Ability to cover IL-1β IC50, IC90 Potential wide therapeutic window (safe across wide exposure range) PD Robust dose and concentration-dependent suppression of IL-1β ex vivo *PK: Pharmacokinetics; PD: Pharmacodynamics Data from Day 10 of Phase 1 MAD, 1 to 8h post-dose Ex vivo LPS plus ATP-mediated IL-1β release assay

VTX2735 Has Broad Activity Against Multiple NLRP3 Mutations

Potential for Differentiation in CAPS Setting*

What is CAPS?

An ultra-orphan auto-inflammatory disease caused by various mutations in NLRP3 and characterized by inappropriate release of IL-1β and symptoms of recurrent systemic inflammation

KEY TAKEAWAY

VTX2735 blood assay data from CAPS patients suggest inhibitory activity across several mutations: FCAS, MWS and NOMID subset of CAPS patients.

IC_{50} in Blood Monocyte Assay (nM)

		75% of all CAPS patients In North America					MOST SEVERE
CPD	CHALLENGE	FCAS1 L353P	FCAS2 (L353P)	FCAS3 (L353P)	FCAS4 A439V/G564R	FCAS.MWS E525K/V198M	NOMID F309Y
VTX2735	LPS	117	56	166	14	24	17
MCC950	LPS	>10K	>10K	>10K	1,264	>10K	>10K

*Source: UCSD (Dr. Hal Hoffman's lab); CAPS=Cryopyrin-Associated Periodic Syndromes

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CNS-Penetrant NLRP3 Inhibitor VTX3232

KEY TAKEAWAYS

- Novel, potent, brain-penetrant inhibitor of NLRP3
- **13 nM IC_{50} in human whole blood IL-1β release assay**
- Unique structural chemotype vs. peripheral NLRP3 inhibitors
- Provisional application filed June 2021
- IND filing in Q4 2022; Phase 1 start in Q1 2023



In Vitro Potency & Selectivity

		IL-1β IC_{50} (nM)
NLRP3	huWB	13
AIM2		>10000
NLRC4	BMDM	>10000
NF-kb		>10000

Rat PK (PO, 5mg/kg)

T½ = 4.4 h; Oral Bioavailability = 75%


Plasma Conc. (ng/mL)
1000
100
10
1
Brain Conc.
> 10x WB IC50 at 24 h
WB IC50
0
4
8
12
16
20
24
Time (hr)

Dog PK (PO, 5mg/kg)

T½ = 8 h; Oral Bioavailability = 100%


Plasma Conc. (ng/mL)
1000
100
10
1
CSF Conc.
~20 x WB IC50 at 24 h
WB IC50
0
4
8
12
16
20
24
Time (hr)

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NLRP3 Program Clinical Development Plan COMPLETE IND-enabling Studies September 2021 IND approved Q4 2021 Initiate Phase 2 CAPS Further indications TBD Q4 2022 VTX2735 PERIPHERALLY-RESTRICTED VTX3232 CNS-PENETRANT INHIBITOR IND-Enabling Studies Potential indications include Parkinson’s, Alzheimer’s, etc. 2022 COMPLETE Phase 1 Healthy volunteers

Our Comprehensive NLRP3 Portfolio Targets a Broad Range of Major Inflammatory Diseases NLRP3 Alzheimer’s Disease Parkinson’s Disease ALS Multiple Sclerosis Neuroinflammatory Diseases CNS-directed NLRP3 inhibitors are designed to treat a range of neuro-degenerative disorders, such as Alzheimer’s and Parkinson’s disease Our solution: VTX3232 Cardiovascular Rheumatic Fibrotic Diseases Rare Genetic Diseases Systemic Diseases Peripheral NLRP3 inhibitors are designed to treat cardiovascular, rheumatic, fibrotic and rare genetic diseases Our solution: VTX2735

Projected Pipeline Catalysts and Summary

Projected Catalysts Over Next 24 Months *Following completion of our Phase 1 trial, we intend to initiate Phase 2 trials in psoriasis, psoriatic arthritis, Crohn’s disease and potentially other indications ** Following regulatory acceptance of planned Q4 2022 IND filing, we intend to initiate and conduct a Phase 1 SAD/MAD trial in healthy volunteers in Q1 2023 PROGRAMS H1’2021 H2’2021 H1’2022 H2’2022 2023 VTX958 Allosteric TYK2 inhibitor addressing a broad range of autoimmune disorders VTX002 Selective S1P1R modulator targeting UC and other immune disorders Phase 1 SAD Phase 1 MAD Phase 2 in Multiple Indications* Phase 2 Ulcerative Colitis 13-Week Induction IND-enabling Phase 1 SAD/MAD Phase 2 CAPS Initiation IND-enabling Candidate Selection Phase 1 SAD/MAD** VTX2735 Peripheral NLRP3 inflammasome inhibitor for multiple inflammatory and immune conditions VTX3232 CNS-directed NLRP3 inflammasome inhibitor for neurodegenerative diseases

Investment Highlights Efficient & Productive Immunology Platform Internal R&D engine designed to generate candidates to address autoimmune and inflammatory diseases with high unmet need 100% commercial rights to entire portfolio; long patent life for all product candidates Potentially Differentiated Medicines Multiple selective, oral, small molecule product candidate portfolio: VTX958: allosteric TYK2 inhibitor for multiple autoimmune indications VTX002: peripherally-restricted S1P1R modulator for ulcerative colitis VTX2735: peripheral NLRP3 inhibitor for multiple autoimmune indications VTX3232: CNS-targeted NLRP3 inhibitor for multiple neurodegenerative indications Target Major Inflammatory & Immunology Disease Markets Our portfolio can address I&I markets, such as psoriasis, IBD, and other indications Opportunity to disrupt existing markets dominated by biologics with varying degrees of efficacy and safety in order to: Capture refractory patients Expand market share of moderate-to-severe patient populations with patient-friendly oral therapy Capital-Efficient Business Model Over $339 million raised from dedicated biotech investors Cash & equivalents and marketable securities balance of $273.1M as of March 31, 2022; Runway into H1 2024

Contact us for additional information: ir@ventyxbio.com VENTYX BIOSCIENCES, INC. 662 ENCINITAS BOULEVARD, SUITE 250 ENCINITAS, CA 92024